                                                                    EXHIBIT 10.2




                           FIRST AMENDMENT TO AMENDED
                       AND RESTATED CREDIT AGREEMENT AND
                           CONSENT TO MFS ACQUISITION


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT TO MFS ACQUISITION (the "AMENDMENT") is entered into as of December 20, 1996 (the "AMENDMENT DATE"), among WorldCom, Inc., a Georgia corporation ("BORROWER"), NationsBank of Texas, N.A., as Managing Agent and Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, Credit Lyonnais New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as AGENTS (herein so called), and certain LENDERS (herein so called) named on SCHEDULE 2.1 (as amended and supplemented from time to time) of the Credit Agreement (as hereinafter defined).

                                R E C I T A L S

         A. Borrower, Lenders, Administrative Agent, and Agents entered into that certain Amended and Restated Credit Agreement dated as of June 28, 1996 (as amended and supplemented to date, the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Credit Agreement; all Section references are to Sections in the Credit Agreement; and all Paragraph references are to Paragraphs in this Amendment.

         B. On August 26, 1996, Borrower and MFS Communications Company, Inc. ("MFS") announced that the two companies had executed a definitive agreement and plan of merger, pursuant to which MFS will merge with HIJ Corp., a wholly-owned subsidiary of Borrower. The surviving entity will be MFS, which will continue as a wholly-owned subsidiary of Borrower (The transaction described in this Recital is herein referred to as the "MFS ACQUISITION").

         C. Borrower has advised Administrative Agent that MFS is party to certain existing senior note agreements which prohibit MFS and its Subsidiaries from guaranteeing the Obligation under the Credit Agreement. Borrower has requested that Lenders consent to the MFS Acquisition as a Permitted Acquisition notwithstanding the inability of MFS and its Subsidiaries to deliver guaranties upon consummation of the MFS Acquisition as required by the Loan Papers.

         D. Additionally, Borrower has requested that the annual limitation on investments in the Credit Agreement be increased from $50,000,000 to $85,000,000.

         E. Lenders are willing to amend the Credit Agreement, to permit the increase in the annual investment limitation, to consent to the MFS Acquisition as a Permitted Acquisition, as requested, and to make certain other clarifying changes, but only upon the conditions, among others, that Borrower, Administrative Agent, and each Lender shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment, including, without limitation, provisions which: (i) provide for a category of Unrestricted Subsidiaries consisting of MFS and its Subsidiaries until such time

                                                                FIRST AMENDMENT
as such companies are designated by Borrower as "Restricted Subsidiaries" and such companies execute and deliver Guaranties in accordance with the terms of the Credit Agreement (as herein amended); (ii) include the Unrestricted Subsidiaries in the application of certain representations, covenants, and default provisions under the Loan Papers; (iii) restrict use of the loan proceeds by Unrestricted Subsidiaries; and (iv) restrict inter-company transactions (e.g., investments, mergers, acquisitions, asset transfers, dividends, and non-arm's length affiliate transactions) between the Unrestricted Subsidiaries and Borrower and its other Subsidiaries.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended and modified, as follows:

      1.1 AMENDED DEFINITIONS. The following definitions in SECTION 1.1 are amended:

                 (a) The definition of "Companies" is amended in its entirety, as follows:

                                  "COMPANIES  means, at any time of
                          determination thereof, Borrower and each of its Subsidiaries, other than the Unrestricted Subsidiaries."

                 (b) The definition of "Current Financials" is amended by modifying CLAUSE (B) of such definition to read, as follows:

                          "(b) the Financial Statements (calculated for the Companies on a consolidated basis) required to be delivered under SECTIONS 7.3(A) or 7.3(B), as the case may be."

                 (c)      The definition of "Material Adverse Event" is amended
                 (i) by restyling the existing CLAUSE (C) as CLAUSE (D); (ii) by deleting the word "or" after CLAUSE (B), and (iii) by adding the following new CLAUSE (C) after CLAUSE (B):

                          "(c) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Consolidated Companies, in each case considered as a whole, or".

                 (d) The definition of "Operating Cash Flow" is amended by modifying the proviso at the end of the first sentence thereof and the second, third, and fourth sentences of such definition to read, as follows:

                          "provided that, in calculating Operating Cash Flow of the Companies, no more than 7.5% of Operating Cash Flow may be comprised of Operating Cash Flow of Foreign Restricted Subsidiaries and Companies which are not Restricted Subsidiaries. Only for the purpose of the calculation of the Leverage Ratio with respect to the Companies, Operating Cash Flow of the Companies shall be calculated after giving effect to Acquisitions (other than the MFS Acquisition) and divestitures of Companies permitted by the Loan Papers during such period as if such transactions had occurred on the





                                                                 FIRST AMENDMENT
                          first day of such period, regardless whether the effect is positive or negative; provided that, Operating Cash Flow of the Companies shall only be adjusted to give effect to the MFS Acquisition on the first day of the calculation period in which the Unrestricted Subsidiaries are redesignated as Restricted Companies (or Inactive Subsidiaries, as the case may be) in accordance with SECTION 7.27. In the case of any Permitted Acquisition (other than the MFS Acquisition) during any period of calculation, Operating Cash Flow of the Companies shall, for the purposes of the foregoing calculations, be adjusted to give effect to such Permitted Acquisition (other than the MFS Acquisition), as if such Permitted Acquisition occurred on the first day of such period, by increasing, if positive, or decreasing, if negative, the Operating Cash Flow of the Companies by the Operating Cash Flow of such newly-acquired business during such period of calculation occurring prior to the date of such Permitted Acquisition; provided that, Operating Cash Flow of the Companies shall only be adjusted to give effect to the MFS Acquisition on the first day of the calculation period in which the Unrestricted Subsidiaries are redesignated as Restricted Companies (or Inactive Subsidiaries, as the case may be) in accordance with
                          SECTION 7.27. In the case of any Company being sold, transferred, or otherwise disposed of by any Company as permitted under the Loan Papers (a "PERMITTED DISPOSITION") during any period of calculation, Operating Cash Flow shall, for the purposes of the foregoing calculations be adjusted to give effect to such Permitted Disposition, as if such Permitted Disposition occurred on the first day of such period, by decreasing, if positive, or increasing, if negative, the Operating Cash Flow of the Companies by the Operating Cash Flow of such Companies during such period prior to the date of the Permitted Disposition."

                 (e) The definition of "Restricted Companies" is amended in its entirety, as follows:

                                  "RESTRICTED COMPANIES, at any time of
                          determination thereof, shall mean Borrower and each of its Subsidiaries (other than Inactive Subsidiaries, the Receivables Subsidiary, and the Unrestricted Subsidiaries) of which more than 80% (by number of votes) of the Voting Stock is beneficially owned, directly or indirectly, by Borrower or any Restricted Subsidiary."

                 (f)      Each of the definitions of the following terms in
                 SECTION 1.1 shall be modified, by inserting the phrase "calculated for the Companies on a consolidated basis" after each reference to "Financial Statements" in such definitions:

                          o       "Annualized Operating Cash Flow"
                          o       "Applicable Margin"
                          o       "Competitive Bid Availability"
                          o       "Leverage Ratio"
                          o       "Operating Cash Flow"





                                                                 FIRST AMENDMENT

                 1.2 NEW DEFINITIONS. The following definitions are added to SECTION 1.1 and shall be alphabetically inserted into such Section:

                 (a) The definition of "Consolidated Companies" is added, as follows:

                                  "CONSOLIDATED COMPANIES means, at any date of
                          determination thereof, Borrower and each of its Subsidiaries (including the Unrestricted Subsidiaries)."

                 (b) The definition of "First Amendment Effective Date" is added, as follows:

                                  "FIRST AMENDMENT EFFECTIVE DATE" means the
                          "Amendment Effective Date" as described in Paragraph 3 of the First Amendment to Amended and Restated Credit Agreement and Consent to MFS Acquisition dated as of December 20, 1996."

                 (c) The definition of "MFS Acquisition" is added, as follows:

                                  "MFS ACQUISITION means the Acquisition
                          consummated pursuant to the MFS Merger Agreement."

                 (d) The definition of "MFS Merger Agreement" is added as follows:

                                  "MFS MERGER AGREEMENT" means the Amended and
                          Restated Agreement and Plan of Merger dated as of August 25, 1996, by and among Borrower, HIJ Corp. (a wholly-owned Subsidiary of Borrower), and MFS Communications Company, Inc., pursuant to which HIJ Corp. merges with and into MFS Communications Company, Inc. (as the same may have been amended, modified, or supplemented prior to the First Amendment Effective Date or as the same may thereafter be amended, modified, or supplemented as permitted by the Loan Papers)."

                 (e) The definition of "MFS Note Agreements" is added, as follows:

                                  "MFS NOTE AGREEMENTS" means collectively or
                          individually (i) the Indenture dated as of January 15, 1994, between MFS Communications Company, Inc. ("MFS") and IBJ Schroder Bank & Trust Company, as Trustee, pursuant to which the 9-3/8% Senior Discount Notes of MFS were issued, as supplemented by the First Supplemental Indenture dated as of March 31, 1995 (as the same may be further supplemented, amended, and modified subject to the provisions of
                          SECTION 7.25 on and after the date upon which the Unrestricted Subsidiaries are redesignated as Restricted Subsidiaries or Inactive





                                                                FIRST AMENDMENT

                          Subsidiaries) and (ii) the Indenture dated as of January 15, 1996, between MFS and IBJ Schroder Bank & Trust Company, as Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 1996, pursuant to which the 8-7/8% Senior Discount Notes of MFS were issued (as the same may be further supplemented, amended, and modified subject to the provisions of SECTION 7.25 on and after the date upon which the Unrestricted Subsidiaries are redesignated as Restricted Subsidiaries)."

                 (f) The definition of "Unrestricted Subsidiaries" is added, as follows:

                                  "UNRESTRICTED SUBSIDIARY, at any time of
                          determination thereof, shall mean each of MFS Communications Company, Inc. and its Subsidiaries, until such time as any such Unrestricted Subsidiary is redesignated by Borrower as a "Restricted Subsidiary" or an "Inactive Subsidiary" in accordance with the redesignation requirements set forth in
                          SECTION 7.27. UNRESTRICTED SUBSIDIARIES, at any time of determination, shall mean collectively all Unrestricted Subsidiaries."

         1.3 PROVISIONS APPLICABLE TO CONSOLIDATED COMPANIES. In order to reflect that certain provisions of the Loan Papers are applicable to the Consolidated Companies, the following provisions are amended by replacing (a) each reference to "Company" or "Restricted Company" therein with "Consolidated Company," and (b) each reference to "Companies" or "Restricted Companies" therein with "Consolidated Companies":

                       o    The last sentence of SECTION 2.2(D)
                       o    SECTION 2.2(G)
                       o    SECTION 5.3
                       o    CLAUSE (III) of the third sentence in SECTION 6.2
                       o    CLAUSE (II) of the second sentence of SECTION 6.4
                       o    SECTION 6.8
                       o    SECTION 6.9
                       o    SECTION 6.16
                       o    SECTION 6.21
                       o    SECTION 6.22
                       o    SECTION 6.23
                       o    SECTION 7.2
                       o    SECTION 7.3(D), (F), and (H)
                       o    SECTION 7.4
                       o    SECTION 7.5
                       o    SECTION 7.7
                       o    SECTION 7.8
                       o    SECTION 7.9
                       o    SECTION 7.11
                       o    SECTION 7.15





                                                                 FIRST AMENDMENT
                                      5

                        o   SECTION 7.19
                        o   SECTION 8.2
                        o   SECTION 8.3
                        o   SECTION 8.5
                        o   SECTION 8.6
                        o   SECTION 8.11
                        o   SECTION 9.3
                        o   SECTION 9.5
                        o   SECTION 9.11
                        o   CLAUSES (A) AND (B) of the first sentence of
                            SECTION 9.13


          1.4 AMENDMENT TO ASSET SALE PREPAYMENT AND NEGATIVE PLEDGE PROVISIONS. The following clarifying changes are made in SECTION 3 of the Credit Agreement.

                 (a) SECTION 3.2(F) is amended by (i) deleting the reference to "Total Debt" in the third sentence thereof, and
                 (ii) substituting therefor the phrase "aggregate pari passu Debt".

                 (b) SECTION 3.20 is amended by (i) restyling clauses "(a)" and "(b)" to "(b)" and "(c)" respectively and (ii) inserting a new clause "(a)" to read as follows:

                          "(a) the Companies hereby grant to Lenders an equal and ratable Lien in and to the Property so encumbered,".

         1.5     AMENDMENTS TO REPRESENTATIONS AND WARRANTIES.   In addition to
the amendments set forth in PARAGRAPH 1.3 hereof, certain other representations and warranties in SECTION 6 are hereby amended, as follows:

                 (a) SECTION 6.3 is amended by adding the following sentence after the first sentence of such Section:

                          "Each Unrestricted Subsidiary and Inactive Subsidiary is identified as such on SCHEDULE 6.3(A)."

                 (b) SECTION 6.6 is amended by (i) replacing each reference to "Companies" with the phrase "Companies or Consolidated Companies (as the case may be )" and (ii) replacing each reference to "Company" with the phrase "Company or Consolidated Company (as the case may be)."

                 (c) SECTION 6.13 is amended by (i) substituting the term "Consolidated Company" for each reference to "Company" therein, and (ii) deleting the parenthetical "(excluding other Companies)" in the third and fourth lines of such Section and substituting the following phrase therefor:

                          "(excluding transactions between or among Restricted
                             Companies)".

         1.6 AMENDMENTS TO COVENANTS. In addition to the amendments set forth in PARAGRAPH 1.3 hereof, certain other covenants in SECTION 7 are hereby amended, as follows:


                                                                 FIRST AMENDMENT

                 (a) The introductory paragraph of SECTION 7 is hereby amended by (i) deleting the initial phrase "Borrower covenants and agrees that" and (ii) substituting the following phrase therefor:

                          "Borrower (and each Restricted Company by executing a Guaranty) covenants and agrees (and agrees to cause each other Consolidated Company to the extent any covenant is applicable to such Consolidated Company) to perform, observe, and comply with each of the following covenants,".

                 (b) SECTION 7.3(A) is amended by (i) modifying the introductory paragraph thereof to read as follows:

                          "(a)    Promptly after preparation, and no later than
                          90 days after the last day of each fiscal year of Borrower, Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (and calculated separately for the Companies on a consolidated basis for so long as Borrower has any Unrestricted Subsidiaries) as of, and for the year ended on, such day, accompanied by:"

                 and (ii) modifying CLAUSE (I) by inserting the parenthetical phrase "(calculated with respect to the Consolidated Companies)" after the term "Financial Statements" in the third line thereof and by substituting the term "Consolidated Companies" for the word "Companies" in the last line thereof.

                 (c)      SECTION 7.3(B) is amended to read as follows:

                          "(b)    Promptly after preparation, and no later than
                          45 days after the last day of each fiscal quarter of Borrower (other than the fourth fiscal quarter of each fiscal year), Financial Statements showing the consolidated financial condition and results of operations calculated for the Consolidated Companies (and calculated separately for the Companies on a consolidated basis for so long as Borrower has any Unrestricted Subsidiaries) for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day, accompanied by a Compliance Certificate with respect to such Financial Statements."

                 (d) The proviso in SECTION 7.3(E) is amended by (i) deleting the "and" between references to "6.11" and "6.13" therein and (ii) adding references to additional Schedules by inserting the following phrase after the reference to "6.13" in such proviso:

                          "7.12, 7.13, and 7.21,".

                 (e) SECTION 7.3(G) is amended by adding the phrase "or any Consolidated Company" after the word "Borrower" therein.

                 (f) SECTION 7.12 is amended (i) by deleting the parenthetical at the end of CLAUSE (F) of SECTION 7.12(I)(7), which reads "(but expressly excluding obligations under operating leases unless, and only to the extent permitted by ITEM (1) under SECTION 7.12(I))" in order


                                                                 FIRST AMENDMENT
                 to make such provision consistent with the provisions of
                 SECTION 7.12(I)(1), and (ii) by adding the following CLAUSE
                 (J) at the end of such Section:

                          "(j)    Debt of any Restricted Company to any
                          Consolidated Company (other than a Restricted Company) so long as (i) such Debt is subordinate in right of payment to the Obligation upon terms satisfactory to Administrative Agent and its counsel and (ii) such Debt is incurred and maintained in compliance with SECTIONS 7.12(E) and 7.14 (it being understood that such subordinated Debt shall be included in Debt for purposes of the calculations and determinations made in accordance with SECTION 7.12(E))."

                 (g) SECTION 7.14 is hereby amended by (i) substituting the term "Consolidated Company" for each reference to "Company" in such Section and (ii) deleting the parenthetical clause which reads "(excluding other Restricted Companies except Foreign Restricted Subsidiaries)" and substituting therefor the following clause:

                          "(excluding transactions among or between Restricted Subsidiaries, other than Foreign Restricted Subsidiaries)".

                 (h) SECTION 7.16 is amended by substituting a semi-colon (;) for the period (.) at the end thereof and adding the following proviso after the semi-colon:

                          "provided that, notwithstanding the foregoing, in connection with the MFS Acquisition, Borrower shall only be required to deliver those items specified in the separate consent of Determining Lenders to such Acquisition at the times specified for delivery in such consent, and the Unrestricted Subsidiaries acquired in the MFS Acquisition shall not be required to execute and deliver a Guaranty until such time as they are designated as Restricted Subsidiaries pursuant to, and in accordance with the procedures specified in, SECTION 7.27."

                 (i) SECTION 7.21 is amended by (i) deleting the phrase "by Restricted Companies" from CLAUSE (G) thereof; and (ii) amending CLAUSE (K) by substituting "$85,000,000" for the reference to "$50,000,000" therein.

                 (j) SECTION 7.22 is amended by (i) substituting the term "Consolidated Company" for each reference to the word "Company" therein, (ii) modifying CLAUSE (B) thereof to read as follows:

                          "(b) Distributions by any Consolidated Company to Borrower or any other Restricted Company or Distributions between Unrestricted Subsidiaries; or";

                 and (iii) adding the following proviso at the end of the first sentence thereof:

                          "; provided that, any Distribution permitted hereunder is permitted only to the extent such Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction."



                                                                 FIRST AMENDMENT

                 (k) SECTION 7.23 is amended by (i) substituting the term "Consolidated Company" for the word "Company" in the initial sentence thereof, and (ii) modifying CLAUSE (E) thereof to read as follows:

                          "(e) sales, leases, or other dispositions from a Consolidated Company to a Restricted Company or between Unrestricted Subsidiaries;".

                 (l) SECTION 7.25 is amended by inserting the phrase, "MFS Merger Agreement," after the reference to "Note Agreements" therein.

                 (m) SECTION 7.26 is amended by (i) substituting the term "Consolidated Company" for the reference to "Company" in the first line thereof, and (ii) deleting the "or" before CLAUSE
                 (D) in the first sentence thereof, substituting a comma (,) for the period at the end of the first sentence, and adding the following CLAUSE (E):

                          "and (e) mergers among Unrestricted Subsidiaries."

                 (n) SECTION 7.27 is amended by (i) changing its heading to read "Inactive Subsidiaries; Unrestricted Subsidiaries." and (ii) adding the following provisions at the end thereof:

                          "Borrower may from time to time change the designation of an Unrestricted Subsidiary to a Restricted Company, so long as (a) immediately prior to such designation and after giving effect thereto, no Default or Potential Default exists and (b) concurrently with such designation, (i) the requirements of SECTION 5.2 and SECTION 7.16 are or have been satisfied and all items required to be delivered thereunder have been so delivered, (ii) Borrower delivers to Administrative Agent (with sufficient copies for Lenders) a revised SCHEDULE 6.3(A) reflecting the redesignation, together with a written statement executed by a Responsible Officer of Borrower representing and warranting, on behalf of Borrower, that the conditions set forth in the immediately preceding CLAUSES (A) and (B) have been satisfied and that the statements in such clauses are true and correct as to the newly-designated Restricted Company, and (iii) Borrower delivers to Administrative Agent (with sufficient copies for Lenders) five year income and balance sheet projections in respect of the Companies after giving effect to the redesignation of the Unrestricted Subsidiaries as Restricted Companies."

         1.7 AMENDMENTS TO DEFAULT PROVISIONS. In addition to the amendments specified in PARAGRAPH 1.3 above, certain other Default provisions are hereby modified, as follows:

                 (a) SECTION 8.7 is amended by changing the term "Borrower" to "Any Consolidated Company".

                 (b) SECTION 8.17 is amended by inserting the phrase, "any MFS Note Agreement," after each reference to "Note Agreement" therein.


                                                                 FIRST AMENDMENT

PARAGRAPH 2. CONSENT TO MFS ACQUISITION. Notwithstanding anything to the contrary in the Loan Papers and upon satisfaction of the following terms and conditions, Lenders consent to the MFS Acquisition; whereupon the MFS Acquisition shall be deemed a "Permitted Acquisition" for all purposes under the Loan Papers:

         2.1 CONSENT OF BOARDS OF DIRECTORS. As of the closing of the MFS Acquisition, the MFS Acquisition has been approved and recommended by the board of directors of MFS Communications Company, Inc., Borrower, and HIJ Corp.

         2.2     SOLVENCY.   Prior to and immediately after giving effect to
         the MFS Acquisition, MFS and its Subsidiaries must be Solvent on a consolidated basis and the Companies and Consolidated Companies must be Solvent, on a consolidated basis.

         2.3 NO DEFAULT. As of the closing of the MFS Acquisition, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition.

         2.4 NO LITIGATION. As of the closing of the MFS Acquisition, there is no Litigation pending or threatened against the Consolidated Companies arising out of the transactions contemplated by the MFS Acquisition or seeking to enjoin the MFS Acquisition that would constitute a Material Adverse Event if determined adversely to the Consolidated Companies.

         2.5     CONDITIONS PRECEDENT.   Prior to consummation of the MFS
         Acquisition, Administrative Agent shall have received each of the following items which must be satisfactory to Administrative Agent and its counsel in their reasonable determination:

                 (a) FIRST AMENDMENT. This First Amendment [together with all Schedules thereto] executed by Borrower, each Guarantor, Administrative Agent, and each Lender.

                 (b) SCHEDULES. Supplements or revisions of SCHEDULES 6.2(A), 6.2(B), and 6.3(A) and such other Schedule-revisions or supplements which are required to make the representations in the Loan Papers accurate and complete after giving effect to the MFS Acquisition.

                 (c) PERMITTED ACQUISITION COMPLIANCE CERTIFICATE. A compliance certificate in the form of EXHIBIT E-2 completed without material exceptions and executed by a Responsible Officer of Borrower with respect to the MFS Acquisition.

                 (d) FCC COUNSEL OPINION. An opinion of FCC counsel for Borrower, addressed to Administrative Agent, Agents, and Lenders, and given upon the express instructions of Borrower, confirming that all authorizations for the change of control of MFS effected as a consequence of the MFS Acquisition have been obtained.

                 (e) OPINION LETTERS. Opinion letters delivered pursuant to the MFS Acquisition rendered by counsel to Borrower and MFS, which permit Lenders to rely on such opinions.

                 (f) INSURANCE. With respect to MFS and its Subsidiaries, certificates of insurance for each policy of insurance maintained by such company and evidence that such policies are in full force and effect.







                                                                 FIRST AMENDMENT

                 (g) MERGER TRANSACTION. (i) A fully-executed copy of the MFS Merger Agreement, together with all amendments, schedules and exhibits thereto, certified as true, correct, and complete by a Responsible Officer of Borrower, such certification also including that there have been no modifications, amendments, or waivers of the MFS Merger Agreement since the Amendment Date except as agreed to by Determining Lenders or as otherwise permitted pursuant to SECTION 7.25, (ii) evidence satisfactory to Administrative Agent and its counsel that the MFS Acquisition has been consummated in accordance with the terms of the agreements described in clause (i) preceding, and that all material conditions stated therein have been satisfied without waiver (except that certain conditions may be waived by Borrower and MFS if either (x) consented to by Administrative Agent in the case of waivers which are not materially disadvantageous to Lenders or (y) consented to by Determining Lenders in all other cases); and (iii) evidence of filing with the appropriate Tribunal of the Certificate of Merger of Borrower and MFS.

                 (h) DEBT REPAYMENT AND RELATED LIEN RELEASES. Evidence reasonably satisfactory to Administrative Agent and its counsel that (a) MFS and its Subsidiaries shall have paid in full (including principal, interest and fees) the outstanding existing Debt under (i) the Credit Agreement dated as of April 14, 1995, among MFS Communications Company, Inc., Chemical Bank as Administrative Agent, Bankers Trust Company as Documentation Agent, and the Lenders named therein and (ii) the Credit Agreement dated as of April 14, 1995, among MFS Telecom, Inc., Chemical Bank, as Administrative Agent, Bankers Trust Company as Documentation Agent, and the Lenders named therein, and shall have canceled all commitments thereunder and (b) MFS and its Subsidiaries shall have obtained releases of all Liens securing such Debt.

                 (i) AUTHORIZATIONS. Evidence satisfactory to Administrative Agent and its counsel that the Companies shall have made all filings and registrations and shall have obtained all Authorizations which are or may be required as prerequisites to the validity, enforceability, and non-voidability of the MFS Acquisition and the transactions contemplated thereby.

                 (j) PREFERRED STOCK DOCUMENTS. Copies of all documents related to the issuance of preferred stock issued by Borrower, accompanied by a certificate executed by a Responsible Officer of Borrower stating that such copies are true and correct.

                 (k) TAX SHARING AGREEMENTS. Copies of all tax sharing agreements entered into between Borrower and MFS or between Borrower and any of MFS's Subsidiaries.

                 (l) OTHER DOCUMENTS. Such other agreements, documents, instruments, opinions, certificates, and evidences as Administrative Agent may reasonably request.

PARAGRAPH 3. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Papers on the last day upon which counterparts of this Amendment shall have been executed and delivered to Administrative Agent by Borrower, each Guarantor, Administrative Agent, and each Lender or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof; whereupon, this Amendment shall be deemed effective as of November 13, 1996 (the "AMENDMENT EFFECTIVE DATE").





                                                                 FIRST AMENDMENT

PARAGRAPH 4. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, Borrower hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Credit Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof and (b) except for matters being waived in this Amendment, no Default or Potential Default exists under the Loan Papers.

PARAGRAPH 5.  MISCELLANEOUS.

         5.1 EFFECT ON LOAN PAPERS. The Credit Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Credit Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Papers, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Papers.

         5.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Credit Agreement, and the provisions relating to Loan Papers set forth in SECTION 11 are incorporated herein by reference the same as if set forth herein verbatim.

         5.3 COSTS AND EXPENSES. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, each Company named as a signatory in the Guarantor Acknowledgment attached hereto (collectively, "GUARANTORS"), each Lender, each Agent, and Administrative Agent.

         5.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                    REMAINDER OF PAGE INTENTIONALLY BLANK
                             SIGNATURE PAGE FOLLOWS





                                                                 FIRST AMENDMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts as of the respective dates indicated on each signature page hereof, but effective as of the Amendment Effective Date.




                                   WORLDCOM, INC.,
                                   as Borrower
Date Executed:
                                   By   /s/ Scott D. Sullivan
-------------                        ------------------------------------------
                                   (Name)   Scott D. Sullivan
                                         --------------------------------------
                                   (Title)  Chief Financial Officer
                                         --------------------------------------

                                   NATIONSBANK OF TEXAS, N.A.,
                                   as Administrative Agent and a Lender
Date Executed:
                                   By
--------------                        -----------------------------------------
                                   (Name)   Greg Meador
                                          -------------------------------------
                                   (Title)  Vice President
                                          -------------------------------------





                                                                 FIRST AMENDMENT

         Signature Page to that certain First Amendment to Amended and Restated Credit Agreement and Consent to MFS Acquisition dated as of December 20, 1996, amending that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Administrative Agent, Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais Cayman New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as Agents, and certain Lenders named therein, including the undersigned.


                                   NAME OF LENDER:
                                                  -----------------------------

                                   --------------------------------------------
Date Executed:


------------                       By
                                      -----------------------------------------

                                   (Name)
                                         --------------------------------------
                                   (Title)
                                           ------------------------------------




                                                                 FIRST AMENDMENT

         Signature Page to that certain First Amendment to Amended and Restated Credit Agreement and Consent to MFS Acquisition dated as of December 20, 1996, amending that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais Cayman New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as Agents, and certain other Lenders named therein, including the undersigned.




                                   NAME OF LENDER:
                                                  ------------------------------

                                   ---------------------------------------------
Date Executed:


------------                       By
                                     -------------------------------------------

                                   (Name)
                                         ---------------------------------------
                                   (Title)
                                           -------------------------------------


                                   By
                                     -------------------------------------------

                                   (Name)
                                         ---------------------------------------
                                   (Title)
                                           -------------------------------------



                                                                 FIRST AMENDMENT

                            GUARANTOR ACKNOWLEDGMENT

         As an inducement to Administrative Agent, and Lenders to execute and deliver this First Amendment to Amended and Restated Credit Agreement and Consent to MFS Acquisition dated as of December 20, 1996, amending that certain Amended and Restated Credit Agreement dated as of June 28, 1996, among WorldCom, Inc., as Borrower, NationsBank of Texas, N.A., as Managing Agent and Administrative Agent, Bank of America Illinois, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, Chemical Bank, Credit Lyonnais Cayman New York Branch, First Union National Bank of North Carolina, The Industrial Bank of Japan, Limited, Atlanta Agency, The First National Bank of Chicago, The Long-Term Credit Bank of Japan, Limited, New York Branch, Toronto Dominion (Texas), Inc., and Wachovia Bank of Georgia, N.A., as Agents, and certain other Lenders named therein (the "AMENDMENT"), the undersigned hereby consent to the foregoing, and agree that the execution and delivery of the Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations and liabilities of each of the undersigned under its Guaranty or Amended and Restated Guaranty (whichever is applicable, a "GUARANTY") dated June 28, 1996 (or, in the case of each Subsidiary acquired after June 28, 1996, as set forth in such Guaranty), executed by the undersigned, in favor of Administrative Agent, Agents, Co-Agents, and Lenders, which Guaranty shall continue in full force and effect. This consent and agreement shall be binding upon the undersigned, and the successors and assigns of each, and shall inure to the benefit of Administrative Agent, and Lenders, and their respective successors and assigns.

         EXECUTED the 20th day of December, 1996, but effective as of the Amendment Effective Date, with the knowledge and intent that Lenders relied or shall rely on same in entering into the Amendment.

                                  Biz-Tel Corporation
                                  Com Systems, Inc.
                                  Digital Communications of America, Inc.
                                  Healan Communications, Inc.
                                  IDB WorldCom, Inc.
                                  IDB WorldCom Services, Inc.
                                  IDB Media Group, Inc.
                                  International Computer Systems, Inc.
                                  ITC Tele-Services, Inc.
                                  LDDS Corporation
                                  Military Communications Center, Inc.
                                  Touch 1 Long Distance, Inc.
                                  Transcall America, Inc.
                                  Virginia WorldCom, Inc.
                                  WorldCom Federal Systems, Inc.
                                  WorldCom Network Services, Inc.
                                  WorldCom Caribbean, Inc.
                                  WorldCom International, Inc.
                                  Choice Communications, Inc.
                                  TTI National, Inc.


                                  By   /s/ Scott D. Sullivan
                                    ------------------------------
                                  (Name)   Scott D. Sullivan
                                        --------------------------
                                  (Title)  Chief Financial Officer
                                         -------------------------




                                                                 FIRST AMENDMENT